Exhibit 99.1

IMMEDIATE ACTION REQUIRED

INLAND RETAIL UPDATE/CERTIFICATE RECALL

January 19, 2007

Dear Registered Representative:

Proxy Statement – Shareholder Meeting:  On January 3, 2007, Inland Retail Real Estate Trust, Inc. (“Inland Retail”) filed our definitive proxy statement regarding our merger and merger agreement with Developers Diversified Realty Corporation (“DDR”).  Click here to access the filing.  A hard copy of the proxy statement was mailed to shareholders and representatives last week.

The special meeting of shareholders is scheduled for February 22, 2007. Every vote is important!  Please encourage your clients to vote as soon as possible.  Under the terms of the agreement, DDR will acquire all of the outstanding shares of Inland Retail for a total merger consideration of $14 per share plus a final prorated distribution for the months then not paid.  DDR may at its option elect to issue up to $4 per share of the total merger consideration in the form of common shares of DDR.  DDR has until February 7, 2007 to make this decision.  Upon DDR’s determination, we will send communication to you and your clients with such information.

Inland Retail is requesting that all shareholders surrender their certificates for conversion into book-entry form.

Why should certificates be surrendered?  In order to assist in the closing process and minimize any delays in the payment of the merger consideration to shareholders, following the closing of the merger and if the merger occurs, it is important that shareholders return their outstanding Inland Retail certificates so that they may be converted to “book-entry”. Although we have not yet finalized any specifics, we believe that if the merger closes, shareholders with all holdings recorded in book-entry will most likely receive the merger consideration sooner than those shareholders with certificated shares.

When should certificates be sent in?  It is important that all outstanding certificates be surrendered as soon as possible, preferably prior to February 1, 2007. If a shareholder does not surrender his or her certificates until or after February 22, 2007, this may delay the amount of time in which the shareholder would receive the merger consideration, if the merger closes.  Please note that at such time, a fee may be imposed to report certificates as lost.

What is book-entry?  A book-entry transaction signifies securities that are not represented by certificates of ownership, but are recorded directly on the company’s formal shareholder records.  This method eliminates the requirement of delivering a stock certificate at the time of any sale or transfer of ownership.

Will this impact a shareholder’s investment?  Returning certificate(s) does not impact a shareholder’s investment or distributions at all.  A shareholder will continue to own the same number of shares.  Ownership will simply be recorded and held in book-entry.   A confirmation will

be sent to shareholders upon receipt of their certificate(s) and conversion to book-entry.

Will shareholders receive payment of the merger consideration now if they surrender their certificates?  No. As the merger has not yet occurred, surrendering certificates at this time will not result in any payments.  The payment of the merger consideration will not occur unless and until the merger closes.

What information was sent to shareholders?  We sent the attached letter only to shareholders with outstanding certificates.  Along with the letter, shareholders received an Affidavit of Lost Certificate and a postage-paid return envelope.  We also mailed representatives a hard copy of the letter with a report detailing their clients that are Inland Retail shareholders with outstanding certificates. Representatives do not need to attend to custodial accounts such as IRA and SEP accounts.  We will work directly with the custodians to retrieve such certificates.

What should shareholders do if they lost a certificate?  If a shareholder has lost a certificate, an Affidavit of Lost Certificate must be completed. A notarized signature is required.  Please note that a medallion guaranteed signature is also acceptable. IF SHAREHOLDERS WAIT UNTIL THE TIME OF THE MERGER TO REPORT A CERTIFICATE AS LOST, A FEE MAY BE IMPOSED.

Where should certificates and/or an Affidavit of Lost Certificate be sent?

Investor Relations
Inland Retail Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, IL 60523

Thank you for your prompt attention to this matter.  If you have any questions, please contact your Inland regional sales team at the telephone number listed below or Inland Retail Investor Relations at (800) 348-9192.

Inland Regional Sales:	East	888-820-3974

	Midwest	800-323-6122

	North	866-833-5255

	West	866-624-2603

Sincerely,
INLAND RETAIL REAL ESTATE TRUST, INC.

Dione K. McConnell
Assistant Vice President
Director of Investor Relations

This announcement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This announcement does not constitute an offer of any securities for sale. DDR and Inland Retail have filed a definitive proxy statement/ prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to:  Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger. DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.

For Broker/Dealer Use Only. Dissemination to prospective investors prohibited. This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus which has been filed or registered with appropriate state and federal regulatory agencies and sold only by broker/dealers authorized to do so.

If you wish to unsubscribe, please REPLY to this message with UNSUBSCRIBE as the subject line.